                                                 _________________________, 1997

Mr. Robert S. Benou
President
Conolog Corporation
5 Columbia Road
Somerville, NJ 08876

                                    Re:  Bridge Loan

Dear Mr. Benou:

         This letter summarizes our agreement as follows:

         1. Bridge Loan. Upon the execution of this letter, the undersigned ("Lender") shall loan (the "Loan") _________________ ($_____________) to Conolog
Corporation, a Delaware corporation (the "Company"), pursuant to the terms of
(i) a certain promissory note in the amount of $______________ payable on the earlier of December 31, 1997 or the closing of the Company's next public offering (the "First Note") and (ii) a promissory note in the amount of $____________ payable on the earlier of December 31, 1997 or the closing of the Company's next public offering, or convertible, at the option of the holder, into ________________ (________________) Preferred Stock Purchase Warrants to purchase ________________ shares of Series D Preferred Stock of the Company which is contemplated to be issued in the next public offering (the "Bridgeholder's Warrants") of the Company (the "Second Note"). Each Warrant entitles the holder thereof to purchase one (1) share of Series D Preferred Stock, at an exercise price of $5.25, for a period of three (3) years commencing one (1) year from the effective date of the next public offering. The forms of the First Note and Second Note are attached hereto as Exhibits A and B, respectively (collectively, the "Notes"). Concurrently, with the execution of this letter, the Company shall execute and deliver the Notes to Lender.

         2. Issuance of Bridgeholder's Warrants. Upon conversion of the Second Note, the Company shall issue to Lender the Bridgeholder's Warrants. At any time following the date on which the next registration statement (the "Registration Statement") filed by the Company with

Mr. Robert S. Benou
______________________, 1997
Page 2

the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") is declared effective by the Commission, Lender may exercise its option to convert the Second Note into the Bridgeholder's Warrants and the Company will deliver to Lender certificates representing each of the Bridgeholder's Warrants.

         3. Registration Rights. The Company agrees to include the Bridgeholder's Warrants and the shares of the Preferred Stock issuable upon exercise of the Bridgeholder's Warrants (collectively, the "Registrable

Securities"), in the Registration Statement at no cost or expense to Lender.

         Anything in this Section 3 to the contrary notwithstanding, in the event that the managing underwriter of the Public Offering informs the Company in writing that the inclusion of the Registrable Securities in the Public Offering will result in the inability to effect the Public Offering or qualify the Public Offering in one or more states which such managing underwriter, in its sole discretion, deems necessary for the Public Offering to proceed, Lender shall agree to withhold some or all of the Registrable Securities from registration in accordance with the instructions of such managing underwriter. In such event, upon Lender's request, the Company shall file a registration statement with the Commission for the purpose of registering the Registrable Securities as soon as practicable after the closing date of such Public Offering at no cost or expense to Lender.

         4. Security Interest. As security for the performance by the Company of its obligations under this Agreement, the Company shall file all appropriate mortgage documents (collectively, the "Security Documents") with the necessary governmental authorities in the State of New Jersey granting the Lender a security interest in the Company's real property located at 5 Columbia Road, Somerville, NJ 08876 (the "Collateral"), such interest to be subordinate to the lien held by The Chase Manhattan Bank. Lender acknowledges that the Company is currently obtaining additional financing from other lenders which, together with the Loan, represents indebtedness in the aggregate amount of $200,000 (the "Indebtedness"). Lender acknowledges that all the Indebtedness shall rank pari passu with the Loan, and that the Security Documents will be filed on behalf of the Lender and such other lenders within ten (10) days from the date the Company has raised the entire Indebtedness. The Company hereby confirms to file the Security Documents within such time period. Lender further acknowledges that it will execute any and all documents requested by The Chase Manhattan Bank in connection with the filing of the Security Documents to secure such bank's priority interest in the Collateral.

Mr. Robert S. Benou
______________________, 1997
Page 3

         5. Representations of Lender. Lender represents that in the event he converts the Second Note, he will be acquiring the Bridgeholder's Warrants for investment purposes only and not with a view to any resale or public distribution thereof. Lender has had full access to the books and records of the Company and has had the opportunity to question the officers, counsel and independent accountants of the Company. Lender is an "accredited investor" as defined in section 2(15) of the Securities Act and Regulation D promulgated by the Commission.

         6. Governing Law; Jurisdiction and Venue. Regardless of the place of execution or performance, this letter and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such State's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.


         Please acknowledge your consent to the foregoing terms by countersigning the enclosed duplicate copy of this letter and returning it to us together with the Notes.

                                               Very truly yours,


                                               ---------------------------------
                                               [Name of Investor]


AGREED TO AND ACKNOWLEDGED:

CONOLOG CORPORATION

By:
   ------------------------------------
      Robert S. Benou, President

                                 PROMISSORY NOTE

$                                                                         , 1997
 -----------                                 -----------------------------
                                                              New York, New York

         FOR VALUE RECEIVED, CONOLOG CORPORATION, a Delaware corporation ("Maker"), promises to pay to ______________________________ ("Holder") at such place as Holder may designate in writing, the entire principal sum of _______________________________ Dollars ($____________), together with interest at the rate of eight percent (8%) per annum, (i) on the earlier of December 31, 1997 or (ii) the closing date of the next underwritten public offering of Maker's securities, at which time all principal and interest shall be due and owing.

         All payments of principal and interest hereunder shall be payable in lawful money of the United States.

         Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payment of principal or interest when due hereunder, and such failure shall have continued for a period of more than ten (10) days after notice and a reasonable opportunity to cure; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceeding or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker; (vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; or (viii) the existence of any judgment against, or any attachment of property of Maker.

         Upon the occurrence of any event or condition of default hereunder, or at any time thereafter, Holder at his option may accelerate the maturity of this Note and declare all of the indebtedness or any portions thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

         If this Note is not paid when due, whether at maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

         This Note is part of a bridge financing made in favor of Maker in the aggregate amount of $200,000. This Note, together with such other portion of the bridge financing will be secured by a mortgage instrument in favor of the lenders of such bridge financing on a parri passu basis and will be subordinated to the interest of The Chase Manhattan Bank.

         Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

         The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and assigns.

         Regardless of the place of execution or performance, this letter and the Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

                                    CONOLOG CORPORATION

                                    By:
                                       -----------------------------------------
                                       Robert S. Benou
                                       President

                                 PROMISSORY NOTE

$                                                                         , 1997
 -----------                                      -----------------------
                                                              New York, New York

         FOR VALUE RECEIVED, CONOLOG CORPORATION, a Delaware corporation "Maker"), promises to pay to _________________________________ ("Holder") at
such place as Holder may designate in writing, the entire principal sum of __________________________ Dollars ($____________), together with interest at the rate of eight percent (8%) per annum, (i) on the earlier of December 31, 1996 or (ii) the closing date of the next underwritten public offering of Maker's securities (the "Public Offering"), at which time all principal and interest shall be due and owing.

         At any time after the Effective Date of the Public Offering and before the closing of the Public Offering, the Holder may, at its option, upon written notice to Maker, convert this Note into ___________ Preferred Stock Purchase Warrants, the terms of which are outlined in the Bridge Loan Agreement dated the date hereof.

         All payments of principal and interest hereunder shall be payable in lawful money of the United States.

         Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payment of principal or interest when due hereunder, and such failure shall have continued for a period of more than ten (10) days after notice and a reasonable opportunity to cure; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceeding or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker; (vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; or (viii) the existence of any judgment against, or any attachment of property of Maker.

         Upon the occurrence of any event or condition of default hereunder, or at any time thereafter, Holder at his option may accelerate the maturity of this Note and declare all of the indebtedness or any portions thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

         If this Note is not paid when due, whether at maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

         This Note is part of a bridge financing made in favor of Maker in the aggregate amount of $200,000. This Note, together with such other portion of the bridge financing will be secured by a mortgage instrument in favor of the lenders of such bridge financing on a parri passu basis and will be subordinated to the interest of The Chase Manhattan Bank.

         Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

         The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and assigns.

         Regardless of the place of execution or performance, this letter and the Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

                               CONOLOG CORPORATION

                               By:
                                  --------------------------------
                                  Robert S. Benou
                                  President